1st Quarter 2012 Earnings Report Exhibit 99.1 May 2, 2012

Forward-Looking Statements
This presentation should be reviewed in conjunction with CVR Energy, Inc.’s First Quarter earnings conference call held on May 2, 2012.  The following information contains forward-
looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors”
in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any
other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, and (ii)
those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on form 10-K,
Quarterly Reports on form 10-Q  and any other filings CVR Partners, LP makes with the
Securities and Exchange Commission.  CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

(In millions, except for EPS/Distributions)
Q1 2012 Q1 2011 Percent
Adjusted EBITDA
(1)
$     166.8 $     113.3 +       47%
Adjusted Fully Diluted EPS
(2)
$       0.76 $       0.56 +       36%
CVR Partners Adjusted EBITDA
(3)
$       38.0 $       25.9 +       47%
CVR Partners Distributions
$     0.523 N/A N/A
Note: Adjusted EBITDA for the first quarter 2012 excludes turnaround expense of $21mm
(1) Non-GAAP reconciliation on slide 26
(2) Non-GAAP reconciliation on slide 27
(3) Non-GAAP reconciliation on slide 29
Consolidated Results

• Completion of our turnaround at Coffeyville;
under budget and ahead of schedule
• Continued balance sheet improvement
• Net debt improvement, $352 million as of March
31, 2012 versus $466 million at year end

First Quarter Highlights
• Working capital improved $28 million
since year end due to lower inventories
• Completed construction on one million
barrels of owned crude storage in
Cushing
• First full quarter of Wynnewood
ownership
• UAN declared distribution of $0.523

• Expanding crude differentials
• Group cracks stronger
• Additional 540,000 barrels brought offline globally due to economics
• Anticipate gathering 45,000+ bpd in the second quarter
• Fertilizer pricing gaining strength

Q1 Average Q1 High Current
(1)
• WTI vs. WCS ($26.81) ($35.23) (16.56)
• WTI vs. Brent $15.34 $19.02 15.60
• WTI vs. WTS ($3.95) ($6.67) (4.77)
• WTI vs. LSB ($16.23) ($28.99) (5.86)
(1) As of April 23, 2012
Market Environment

(1) As of April 23, 2012
2010 2011 Q1 2012 Current
(1)
Average Differential
$    0.77    $   15.89 $   15.34 $   15.60
Market Environment - Petroleum
($5)
$0
$5
$10
$15
$20
$25
$30
$35
$40
Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12
NYMEX 2-1-1 Crack & Brent - WTI Differential
(1)
NYMEX 2-1-1 Crack Brent-WTI  Differential

NYMEX 2-1-1 Crack vs NYMEX Crude Oil

Yearly Averages 1997 to 2011

NYMEX 211 Crack, $/Bbl
$40
$35
$30
$25
$20
$15
$10
$5
$0
$0
$20
$40
$60
$80
$100
$120
NYMEX CL, $/Bbl
1998
1999
1997
2001
2002
2000
2003
2004
2005
2009
2006
2007
2010
2008
2011
Yrly Avgs
Yrly Avgs Trendline
Q1 2012
Last Month
Current(1)

7 Note: The trendline does not include 2011 or 2012 data points (1) As of April 26, 2012 (1) Crack Spread vs. Historical Norm

Hedged barrels in millions
Hedged crack spread ($/bbl)

(1) As of 4/16/2012
Crack Spread Hedging
2.9
4.8
4.7
3.1
2.0
1.1 1.1 1.1
$23.87
$26.12
$23.68
$20.54
$24.23
$24.74
$23.67
$22.23
$0
$5
$10
$15
$20
$25
$30
0.0
1.0
2.0
3.0
4.0
5.0
6.0
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13
Volume Hedged
(1)
Base Level 11/28/2011 As of 12/31/2011 As of 1/31/2012
As of 2/17/2012 As of 4/16/2012 Hedged Crack Spread

Source: Green Markets

Market Environment - Fertilizer
$0
$100
$200
$300
$400
$500
$600
$700
$800
Ammonia UAN Urea
$282
$312
$317
$491
$564
$574
$568
$606
$613
$167
$205
$168
$171
$207
$300
$294
$344
$313
Mar 10 Jun 10 Sep 10 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 Mar 12
CVRP Plant Gate Pricing - Ammonia CVRP Plant Gate Pricing - UAN
UAN, Ammonia & Urea Prices

Financial Financial

(In millions, except for EPS/EPU)
Q1 2012 Q1 2011
Net earnings (loss) attributable to CVR
stockholders
$          (25.2) $           45.8
Earnings (loss) per diluted share $          (0.29) $           0.52
EBITDA
(1)
$           14.4 $         107.8
Adjusted EBITDA
(2)
$         166.8 $         113.3
Adjusted Fully diluted EPS
(3)
$           0.76 $           0.56
CVR Partners Distributions $         0.523 N/A

Note: Adjusted EBITDA for the first quarter 2012 excludes turnaround expense of $21mm
(1) Definition on slide 20 and Non-GAAP reconciliation on slide 26
(2) Non-GAAP reconciliation on slide 26
(3) Non-GAAP reconciliation on slide 27
Financial Results

$ in millions
$106.3
$14.7
$3.6
$1.7
$1.5
$17.0
$67.8

(In millions except for
barrels sold data)
Q1 2012 Q4 2011
(1)
Q1 2011
Net Sales $     1,295.7 $       979.5 $     1,111.1
Operating Income $         67.8     $         (3.3)     $        106.3
Segment SG&A $        10.4 $         11.1 $         12.9
Crude Oil Throughput
(barrels per day)
88,403 93,705 98,684
Barrels Sold
(barrels per day)
102,077 89,953 103,200
Refining margin
(per crude oil throughput
barrel) (2) (3)
$       17.94 $       11.05 $        17.91
Direct Operating Expenses
(per Barrel of Crude
Throughput)
$         7.94 $       12.03 $         5.11
Dir. Op. Ex. (per Barrel of
Crude Throughput) Less:
Turnaround Cost
$         5.44 $         5.74 $         4.76

Coffeyville Refinery
Petroleum Segment
Operating Earnings Bridge
Note: Adjusted EBITDA for the first quarter 2012 excludes turnaround expense of $20mm
(1)     Includes 16 days of Wynnewood operations
(2) Adjusted for FIFO impact
(3) Definition on slide 21 and Non-GAAP reconciliation on slide 22
$0
$20
$40
$60
$80
$100
$120
Q1 2011
Oper.
Inc.
Refining
Margin
Other
(D&A,
FIFO,
SG&A)
Volume Direct
Oper.
Cost
Turn-
around
Q1 2012
Oper.
Inc.

(In millions except for
barrels sold data)
Q1 2012
Net Sales $       825.5
Operating Income $         67.5
Segment SG&A $         3.4
Crude Oil Throughput (barrels per day) 58,255
Barrels Sold
(barrels per day)
73,919
Refining margin
(per crude oil throughput barrel) (1) (2)
$       19.57
Direct Operating Expenses (per Barrel of
Crude Throughput)
$         5.43
Dir. Op. Ex. (per Barrel of Crude Throughput)
Less: Turnaround Cost
$         5.26

Note:
(1) Adjusted for FIFO impact
(2) Definition on slide 21 and Non-GAAP reconciliation on slide 23
Wynnewood Refinery
Petroleum Segment
Adjusted EBITDA for the first quarter 2012 excludes turnaround expense of $1mm

$ in millions
$16.8
$20.7
($5.1)
$0.2
$0.2
($1.3)
$31.4

(in millions except for tons
sold data)
Q1 2012 Q4 2011 Q1 2011
Net Sales $         78.3 $         87.6 $         57.4
Operating Income $         31.4 $         42.6 $         16.8
Adjusted EBITDA (1) $         38.0 $         48.4 $         25.9
Segment SG&A $           6.0 $           4.6 $           8.3
Ammonia Sales (000 tons) 29.9 29.3 27.3
UAN Sales (000 tons) 158.3 184.6 179.3
Ammonia ASP (per ton) $          613 $          606 $          564
UAN ASP (per ton) $          313 $          334 $          207
Pet Coke Cost (per ton) $            42 $            42 $            15
On-stream Factors:
Gasification 93.3% 97.6% 100.0%
Ammonia 91.5% 97.1% 96.7%
UAN 83.6% 94.1% 93.2%

(1) Non-GAAP Reconciliation on slide 29
Nitrogen Fertilizer Segment
$0
$5
$10
$15
$20
$25
$30
$35
$40
Q1 2011
Oper.
Inc.
Aver.
Selling
Price
COGS Volume
/ Mix
Direct
Oper.
Cost
Other
(D&A,
SG&A)
Q1 2012
Oper.
Inc.
Operating Earnings Bridge

Nitrogen
Petroleum
$ in millions
$300
$200
$100
$0
2010
2011
2012

Capital Summary*

($ in millions) 2010 2011 Estimated 2012
Petroleum
Discretionary $          1.6 $         18.1 $          29.3
Non-Discretionary (1) 18.2 50.5 147.0
Other 2.5 1.8 2.7
Total Petroleum $        22.3 $         70.4 $        180.0
Nitrogen (CVR Partners)
Discretionary (2) $          1.2 $         12.9 $          87.3
Non-Discretionary 8.9 6.2 9.9
Other - 1.7 2.2
Total Nitrogen (CVR Partners) $        10.1 $         20.8 $          99.4
Total Spending $        32.4 $         91.2 $        278.4
Note: The company expenses its turnarounds, turnaround expense for 2011 is $66m and is $20m in Q1 2012 for Coffeyville and estimated to be $85m for Wynnewood in 2012
*    Includes capitalized interest
(1) Increase of approximately $30m in 2011 vs. 2010 due to sustaining maintenance capital needs associated with turnaround
(2) Increase in 2011 and 2012 due to work performed on the UAN expansion project. Project expected to complete by Q1 2013
Refinery
turnaround
years
Capital Spend Summary

$388
$16
$110
$46
$60
$501
$0
$100
$200
$300
$400
$500
$600
Q4 '11 Cash NI & D&A AP, AR, SBC,
Prepaids &
Other
Inventory Cap Ex Q1 '12 Cash
December 2011 to March 2012
Cash Flow Waterfall – Q4 2011 to
Q1 2012

Financial Metrics 2007 2008 2009 2010 2011
Q1 2012
LTM
Debt to Capital
54% 46% 43% 41% 43% 43%
Debt to Adj.
EBITDA
3.6    2.3 2.4 2.5 1.2 1.2

Note: Refer to slide 24 for metrics used in calculations
470.3
486.9
454.4
277.0
465.6
352.0
$0
$100
$200
$300
$400
$500
$600
2007 2008 2009 2010 2011 2012
Consolidated Net Debt
($ in millions)
Debt Metrics

Appendix Appendix

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below,  which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP.  The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods.  The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii)
presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Non-GAAP Financial Measures

EBITDA:   EBITDA  represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization.  EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company.  Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period.  Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’s use of accounting for its inventory under first-in, first-out (FIFO), net realized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income
(expense).  Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of liquidity in evaluating our business.
First-in, first-out (FIFO) impact:  The Company’s basis for determining inventory value on a GAAP basis.
Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.  The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

Non-GAAP Financial Measures

Refining margin : Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-
GAAP measure that we believe is important to investors in evaluating our refinery’s performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold (exclusive of depreciation and amortization)) are taken directly from our Condensed Statement of Operations.  Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin and refining margin per crude oil throughput barrel is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO : Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refinery’s performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure
Non-GAAP Financial Measures

Coffeyville Refinery
($ per crude oil  throughput barrel)
Quarter
3/31/2012 12/31/2012 3/31/2011
NYMEX 2-1-1 $             27.53 $            23.49 $             20.99
Purchased crude discount 1.18 1.92 4.13
Group 3 basis (4.21) 0.05 (0.45)
Liquid Volume yield loss (4.62) (5.34) (5.31)
Yield structure difference
(1)
(2.71) (7.05) (4.39)
Other cost of product sold
(2)
(1.69) (1.62) (0.52)
Other 2.46 (0.40) 3.46
Refining margin (adj. for FIFO impact) $             17.94 $             11.05 $             17.91
(1) Impact of our refinery producing other products in addition to gasoline and distillate.
(2) Includes cost such as RINS, sulfur credits, ethanol, transportation, hydrogen.

Coffeyville Margin Realization

Wynnewood Refinery
($ per crude oil  throughput barrel)
First Quarter
3/31/2012
NYMEX 2-1-1 $
Purchased crude discount
Group 3 basis
Liquid Volume yield loss
Yield structure difference
(1)
Other cost of product sold
Other
Refining margin (adj. for FIFO impact) $
(1) Impact of our refinery producing other products in addition to gasoline and distillate.

Nitrogen Fertilizer Segment (CVR Partners)
($ per ton)
First Quarter
3/31/2012 3/31/2011
UAN / Ton (Sales)
$ $
Ammonia / Ton (Sales)
Pet Coke / Ton (Cost of Sales)
$ $
Wynnewood Margin Realization
27.53
1.03
(4.21)
(3.40)
(5.10)
(1.36)
5.08
19.57
313
613
42
207
564
15

Financials
($ in millions)
Full Year
2007 2008 2009 2010 2011
Q1 2012
LTM
Cash
$        30.5 $          8.9 $        36.9 $       200.0 $          388.3 $          500.9
Long Term Debt
500.8 495.9 491.3 477.0 853.9 852.9
Net Debt
470.3 486.9 454.4 277.0 465.6 352.0
CVR Stockholder’s
Equity
432.7 579.5 653.8 689.6 1,151.6 1,130.1
Adjusted
EBITDA
(1)(2)
$      139.0 $      218.1 $        206.8 $       192.0 $          692.0 $          744.5

Note: 2011 includes debt related to acquisition of Gary Williams but only 16 days of EBITDA contribution
* Includes cash and debt of Nitrogen Fertilizer segment, which is held separately by CVR Partners LP, which has a separate capital structure
(1) Adjusted for FIFO, turnaround expense, SBC, financing costs and gains/losses on derivatives, asset dispositions, loss on extinguishment of debt, Gary Williams acquisition and integration costs, and bridge loan expenses
(2) Non-GAAP reconciliation on slide 25
Capital Structure*

Financials
($ in millions)
Full Year
2007 2008 2009 2010 2011
Q1 2012
LTM
Consolidated net income (loss) attributable to CVR
Energy
$     (67.6) $     163.9 $       69.4 $       14.3 $    345.8 $    274.9
Interest expense, net of interest income 60.0 37.6 42.5 48.1 55.3 61.8
Depreciation and amortization 68.4 82.2 84.9 86.8 90.3 100.3
Income tax expense (benefit) (88.5) 63.9 29.2 13.8 209.5 172.7
EBITDA adjustments included in NCI - - - - (5.3) (7.3)
FIFO impact (favorable) unfavorable (69.9) 102.5 (67.9) (31.7) (25.6) (24.1)
Goodwill impairment - 42.8 - - - -
Unrealized (gain)/loss on all derivatives 113.5 (247.9) 37.8 (0.6) (85.3)     39.7
Share-based compensation 44.1 (42.5) 8.8 37.2 27.2 12.0
Loss on disposal of fixed asset 1.3 2.3 - 2.7 2.5 2.5
Loss on extinguishment of debt 1.3 10.0 2.1 16.6 2.1 0.2
Major scheduled turnaround 76.4 3.3 - 4.8 66.4 84.2
Expenses related to proxy matter - - - - - 14.8
Expenses related to Gary Williams acquisition - - - - 9.1 12.8
Adjusted EBITDA $     139.0 $     218.1 $     206.8 $     192.0 $    692.0 $    744.5

Consolidated
Non-GAAP Financial Measures

Financials
($ in millions)
First Quarter
3/31/2012 3/31/2011
Consolidated net income (loss) attributable to CVR Energy $              (25.2) $              45.8
Interest expense, net of interest income 19.2 12.9
Depreciation and amortization 32.1 22.0
Income tax expense (benefit) (9.7) 27.1
EBITDA adjustments included in NCI (2.0) -
EBITDA $                 14.4 $              107.8
FIFO impact (favorable) unfavorable (19.3) (21.9)
Unrealized (gain)/loss on all derivatives 128.2 3.3
Share-based compensation 4.0 19.1
Loss on extinguishment of debt - 1.9
Major scheduled turnaround 21.0 3.1
Expenses related to proxy matter 14.8 -
Expenses related to Gary Williams acquisition 3.7 -
Adjusted EBITDA $              166.8 $            113.3

Consolidated
Non-GAAP Financial Measures

Financials
(1)
($ in millions)
First Quarter
3/31/2012 3/31/2011
Consolidated net income (loss) attributable to CVR Energy $              (25.2) $              45.8
FIFO impact (favorable) unfavorable (11.7) (13.2)
Share-based compensation 2.4 13.8
Loss on extinguishment of debt - 1.2
Loss on disposition of assets - -
Major scheduled turnaround 12.7 1.9
Unrealized (gain)/loss on derivatives 77.7 -
Expenses associated with proxy matters 9.0 -
Expenses associated with the acquisition of Gary-Williams
(2)
2.2 -
Adjusted Net Income $                67.1 $              49.5
Adjusted Net Income per diluted share $               0.76 $              0.56

(1) All adjustments net of tax
(2) Legal, professional and integration expenses related to acquisition of Gary-Williams in December 2011
Consolidated
Non-GAAP Financial Measures

Financials
($ in millions)
Quarter
3/31/2012 12/31/2011 3/31/2011
Operating income
$         134.9 $            (3.3) $           105.7
FIFO impact (favorable), unfavorable
(19.3) (35.1) (21.9)
Share-based compensation
1.0 0.7 6.6
Loss on disposal of fixed assets
- 1.0 -
Major scheduled turnaround expense
21.0 54.1 3.1
Realized gain (loss) on derivatives, net
(19.1) 11.1 (18.8)
Depreciation and amortization
26.3 19.0 16.9
Other income (expense)
0.1 0.1 0.1
Adjusted EBITDA
$         144.9 $           47.6 $             91.7

Petroleum
Non-GAAP Financial Measures

Financials
($ in millions)
Quarter
3/31/2012 12/31/2011 3/31/2011
Operating income
$          31.4 $          42.6 $          16.8
Depreciation and amortization
5.4 4.9 4.6
Other income (expense)
- - (0.1)
Share-based compensation
1.2 0.9 4.6
Loss on disposition of assets
- - -
Major scheduled turnaround expense
- - -
Adjusted EBITDA
$           38.0 $           48.4 $           25.9

Fertilizer
Non-GAAP Financial Measures